UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 7, 2009

SUPERVALU INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-05418	41-0617000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11840 Valley View Road, Eden Prairie, Minnesota		55344
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-828-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)Michael L. Jackson, President and Chief Operating Officer; President, Retail East and Kevin H. Tripp, Executive Vice President; President, Retail Midwest, both "named executive officers" of SUPERVALU INC. (the "Company") are retiring from the Company effective August 14, 2009. Craig R. Herkert, the Company's Chief Executive Officer, will assume the additional role of President.

(e) As part of the increase in responsibilities for Duncan Mac Naughton, Executive Vice President, Merchandising and Marketing, his base salary will increase from $500,000 to $550,000 per year.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 7, 2009, the Board of Directors of the Corporation approved the following amendments to the Corporation’s Restated Bylaws, which were effective immediately.

One sentence from each of Section 5.05 (relating to the description of the President) and Section 5.07 (relating to the description of the Chief Operating Officer) was removed to remove the requirement that the President be the Chief Operating Officer of the Company and that the Chief Operating Officer be the President.

As amended, Section 5.05 of the Corporation’s Restated Bylaws now states, "The President shall have such duties as may, from time to time be prescribed by the Board of Directors or be delegated by the Chief Executive Officer. In the absence of the Chairman of the Board and the Vice Chairman of the Board, or if a Chairman of the Board and Vice Chairman of the Board shall not have been elected, the President shall preside at all meetings of the directors."

As amended, Section 5.07 of the Corporation’s Restated Bylaws now states, "The Chief Operating Officer shall be responsible for the daily operations of the Corporation's business and shall have such other authority and duties as the Board of Directors or the Chief Executive Officer may prescribe. The Chief Operating Officer shall report to the Chief Executive Officer if the Chief Executive Officer is not also serving as the Chief Operating Officer."

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Description of Exhibit

3.1 Restated Bylaws of SUPERVALU INC., as amended July 7, 2009

99.1 News Release of SUPERVALU INC., dated July 8, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERVALU INC.

July 13, 2009	By:	/s/ Burt M. Fealing

Name: Burt M. Fealing
Title: Vice President, Corporate Secretary and Chief Securities Counsel

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Exhibit Index

Exhibit No.	Description

3.1	Restated Bylaws of SUPERVALU INC., as amended July 7, 2009
99.1	News Release of SUPERVALU INC., dated July 8, 2009